UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 16, 2014
Date of Report (Date of earliest event reported)

Washington Prime Group Inc.

(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	001-36252 (Commission File Number)	46-4323686 (IRS Employer Identification No.)

7315 Wisconsin Avenue Bethesda, Maryland (Address of principal executive offices)	20814 (Zip Code)

(240) 630-0000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On June 16, 2014, Washington Prime Group Inc. (the “Company”) announced that it has entered into separate definitive agreements to acquire its partners’ respective interests in Clay Terrace, a lifestyle center, and in a portfolio of seven open-air shopping centers.  Both transactions are expected to close later this week.

Copies of the press releases disclosing certain terms of the agreements are furnished as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

(d)   Exhibits

Exhibit	Description

99.1	Press Release dated June 16, 2014 announcing the acquisition of interest in Clay Terrace

99.2	Press Release dated June 16, 2014 announcing the acquisition of interest in seven property portfolio

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON PRIME GROUP INC.

By:	/s/ Robert P. Demchak

	Name:	Robert P. Demchak
	Title:	Secretary and General Counsel

Date: June 16, 2014

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated June 16, 2014 announcing the acquisition of interest in Clay Terrace

99.2	Press Release dated June 16, 2014 announcing the acquisition of interest in seven property portfolio